CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.5

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTEE AGREEMENT (this “Agreement”) is made as of this 11th day of May, 2026, by and among RIGEL PHARMACEUTICALS, INC., a Delaware corporation (“Rigel”), as a Borrower, MIDCAP FUNDING IV TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.
RECITALS
A.Agent, Lenders and Borrower have entered into that certain Amended and Restated Credit, Security and Guaranty Agreement, dated as of May 5, 2026 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.
B.Borrower has notified agent that it wishes to enter into that certain License Agreement, dated as of May 11, 2026, by and among Rigel, Arvinas, Inc., Arvinas Operations, Inc., Arvinas Estrogen Receptor, Inc., and Pfizer Inc. [*] (the “Arvinas License Agreement”), and that the entering into of the Arvinas License Agreement and the payment of the Arvinas Payments (as defined in the Credit Agreement, as amended hereby) would not be permitted under the Existing Credit Agreement;
C.Borrower has requested, and Agent and Lenders have agreed, to permit (a) (i) the Borrower to enter into the Arvinas License Agreement and (ii) the payment by the Borrower of the Arvinas Payments required thereunder and (b) to amend certain provisions of the Existing Credit Agreement in accordance with the terms and subject to the conditions set forth herein:

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:
1.Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).
2.Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new defined term in the appropriate alphabetical order therein:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
“Arvinas License Agreement” means that certain License Agreement, dated as of May 11, 2026, by and among Rigel, Arvinas, Inc., Arvinas Operations, Inc., Arvinas Estrogen Receptor, Inc., and Pfizer, Inc. [*], as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and the terms of this Agreement.
“Arvinas Payment” means any payment required to be made by or on behalf of Rigel or any of its Subsidiaries on or following the First Amendment Effective Date pursuant to [*] the Arvinas License Agreement.
(b)“First Amendment” means that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of May 11, 2026, among Borrower, Agent and Lenders.
(c)“First Amendment Effective Date” means May 11, 2026.
(d)“Specified Event of Default” means an Event of Default set forth in Section 10.1(a)(i), 10.1(a)(ii) *solely with respect to a default under Article 6), 10.1(e), 10.1(f) or 10.1(m).
(e)The definition of “Material Contracts” in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:
“Material Contracts” means (a) the agreements listed on Schedule 3.17, including the Grifols License Agreement, the Forma License Agreement and the Arvinas License Agreement, and (b) any other agreement or contract that Rigel has filed with the SEC as a material agreement, including pursuant to Item 601(b)(10) of Regulation S-K, and (c) each agreement or contract to which such Credit Party or its Subsidiaries is a party the termination of which would reasonably be expected to result in a Material Adverse Effect.
(f)The definition of “Permitted Investments” in Section 1.1 of the Existing Credit Agreement is hereby by amended by:
(i)deleting the word “and” from the end of clause (q);

(ii)renumbering the existing clause (r) as clause (s); and

(iii)adding the following new clause (r) in the appropropriate alphabetical order therein:

“(r) the Acquisition constituting the entering into of the Arvinas License Agreement and the Investments made in connection with the entering into Arvinas License Agreement (including the payment of all upfront consideration in connection therewith); and”

(g)The definition of “Permitted Contingent Obligations” in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the existing clause (i) in its entirety and replacing it with the following:
“(i) the obligation of Rigel to make any Arvinas Payment following the first Amendment Effective Date, on and subject to the terms of the Arvinas License Agreement; provided that
(x) before and after giving effect to such payment, no Specified Event of Default has occurred and is continuing, and (y) Borrower is in compliance with the covenants set forth in Section 6 on a pro forma basis after giving effect to such payment;”.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
3.Representations and Warranties; Reaffirmation of Security Interest. Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and (b) covenants to perform its respective obligations under the Credit Agreement. Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
4.Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:
(a)Agent shall have received (including by way of electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Amendment from Borrower, Agent and the Lenders;
(b)Agent shall have received (including by way of electronic transmission) a duly authorized and fully executed copy of the Arvinas License Agreement;
(c)all representations and warranties of Borrower contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(d)prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents; and
(e)Agent shall have received such other documents, certificates, and information as Agent may reasonably request in connection with this Agreement.
5.Conditions Subsequent. Prior to the occurrence of the Effective Date set forth in the Arvinas License Agreement, Agent shall have received a certificate from a Responsible Officer, in form and substance satisfactory to Agent, demonstrating that Credit Parties are in compliance with the covenants set forth in Article 6 of the Credit Agreement on a pro forma basis after giving effect to the making of all payments required to be made by Borrowers, including the payment of [*], upon consummating the transactions contemplated under the Arvinas License Agreement.
Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the date hereof. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.
6.No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
7.Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
8.Miscellaneous.
(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b)GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
(c)WAIVER OF JURY TRIAL. BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)Incorporation of Credit Agreement Provisions. The provisions contained in Article 13 (Choice of law; venue and jury trial waiver; California waivers, indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
(f)Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(g)Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.
AGENT:    MIDCAP FUNDING IV TRUST,
By:    Apollo Capital Management, L.P., its investment manager

By:    Apollo Capital Management GP, LLC, its general partner

By:/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

LENDERS:    MIDCAP FUNDING IV TRUST

By:    Apollo Capital Management, L.P., its investment manager
By:    Apollo Capital Management GP, LLC, its general partner

By:/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
BORROWER:     RIGEL PHARMACEUTICALS, INC.

By: /s/ Dean Schorno
Name: Dean Schorno
Title: EVP, Chief Financial Officer